Exhibit 99.1 Amendment to Exhibit 99.1 to Form 8-K Dated December 18, 2013

EXPLANATORY NOTE

The following material provides an update to material filed as Exhibit 99.1to eOn Communications Corporation’s Current Report on Form 8-K dated December 18, 2013

With regard to the New Patent Portfolio Acquisition, described on pages 8 to 9 of that Exhibit 99.1, the description is now amended to indicate that Inventergy has now paid the initial upfront payment, and has now acquired all legal right and title to the new portfolio.